EXHIBIT 10


        NORWEST BANK MINNESOTA,
        NATIONAL ASSOCIATION                              FIRST AMENDMENT
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This First Amendment to Credit Agreement ("First Amendment") dated as of May 13,
1998 is between Norwest Bank Minnesota, National Association ("Bank") and Research, Incorporated ("Borrower").

                                    RECITALS

The Borrower and the Bank entered into a Credit Agreement dated October 13, 1997 ("Agreement"), pursuant to which the Bank extended to the Borrower a $5,000,000.00 revolving line of credit ("Line"). Borrowings under the Line are evidenced by a promissory note dated October 13, 1997 ("Revolving Note"). The principal balance outstanding on April 27, 1998 under the 1997 Revolving Note is $4,365,998; accrued and unpaid interest to that date amounts to $27,597.

The Borrower acknowledges that it is in violation of the financial covenants set forth in Sections 7.2(a) and 7.2(b) of the Agreement with respect to the second quarter ending March 31, 1998. The Bank agreed to waive on a one-time only basis the Borrower's defaults under Sections 7.2(a) and 7.2(b), conditioned upon the Borrower granting to the Bank a security interest in all assets of the Borrower (excluding real estate). The Borrower acknowledges that, notwithstanding the fact that the Bank has waived said default by the Borrower, the Bank shall be under no obligation to grant a waiver of any covenant in the future.

The Bank and the Borrower have agreed to memorialize their understanding by means of this First Amendment. Capitalized terms not otherwise defined in this First Amendment shall have the meaning given them in the Agreement.

                                    AGREEMENT

In consideration of the premises, the Bank and the Borrower agree that the Agreement is hereby amended as of the date of this First Amendment as follows:

1. ACKNOWLEDGMENT. The Borrower acknowledges and agrees that the Recitals herein are true and correct and that the indebtedness evidenced by the Revolving Note is due and owing to the Bank without offset, defense or counterclaims.

2.     AMENDMENTS TO AGREEMENT.

              2.1. Section 2 of the Agreement is hereby amended in its entirely to read as follows:

                     2. FEES AND EXPENSES. The Borrower agrees, within 10 days of invoice, to pay all expenses, including the reasonable fees and expenses of legal counsel for the Bank, incurred in connection with the preparation, administration, amendment, modification or enforcement of this Agreement and the collateral documents and the collection or attempted collection of the Indebtedness. Despite such reimbursement the Borrower acknowledges that the Bank's counsel is engaged solely to represent the Bank and does not represent the Borrower.

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              2.2. Section 7.1(b) is hereby amended in its entirety to read as follows:

                     7.1(b)Interim Financial Statements and Borrowing Base
                            Certificate. Provide the Bank within 20 days of each month end the Borrower's interim financial statements for the interim period then ending. The statements must be current through the end of that period and must be certified as correct by an officer of the Borrower in a form acceptable to the Bank.

              2.3. A new Section 7.3(n) is hereby added to the Agreement as follows:

                     7.3(n) Dividends. Refrain from declaring or paying any
                            dividends on any shares of stock of the Borrower, now or hereafter outstanding if: (1) a default has occurred under any of the Documents that the Bank has not waived in writing; or (2) payment of the dividends would result in the occurrence of a default under any of the Documents.

              2.4. A new Section 7.3(o) is hereby added to the Agreement as follows:

                     7.3(o) Insurance. Cause its properties to be adequately
                            insured by a reputable insurance company against loss or damage and to carry such other insurance (including business interruption, floor, or environmental risk insurance) as is required of or usually carried by persons engaged in the same or similar business. Such insurance must, with respect to the Bank's collateral security, include a lender's loss payable endorsement in favor of the Bank in a form acceptable to the Bank.

3. GRANT OF SECURITY INTEREST. In consideration of the Bank's waiver of the defaults described in the Recitals, the Borrower has executed and delivered to the Bank a security agreement, granting the Bank a first lien security interest in the Borrower's accounts, inventory, equipment and general intangibles described in the security agreement, together with one or more UCC-1 Financing Statements sufficient to perfect the security interest granted to the Bank under applicable law.

4. WARRANTIES AND REPRESENTATIONS. The Borrower hereby represents and warrants to the Bank as follows:

              4.1 The Agreement as amended by this First Amendment remains in full force and effect and the Borrower reaffirms each and every representation and warranty set forth on Exhibit B to the Agreement as true and correct as of the effective date of this First Amendment except for the Financial Reports section which is hereby amended to read in its entirety as follows: "The Borrower has provided the Bank with the Borrower's annual audited financial statement dated September 30, 1997 and its interim financial statement dated March 31, 1998, and these statements fairly represent the financial condition of the Borrower as of their respective dates and were prepared in accordance with generally accepted accounting principals consistently applied."

              4.2 The Borrower has no knowledge of any default under the terms of the Agreement (with the exception of Sections 7.2(a) and 7.2(b) as disclosed above) or the Revolving Note or of any event that with notice or the lapse of time or both would constitute a default under the Agreement or such note.

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              4.3 The execution, delivery and performance of this First
              Amendment is within its corporate powers, have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation or by-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

              4.4 The resolutions set forth in the Corporate Certificate of Authority dated March 24, 1997 and delivered by the Borrower to the Bank have not been amended or rescinded, and remain in full force and effect.

5. CONDITIONS PRECEDENT. This Amendment shall be of no force or effect until the Bank has received the following, in form and substance satisfactory to the Bank and its counsel:

              5.1 This First Amendment fully executed by the Borrower; and

              5.2 Evidence that the Borrower has obtained all insurance coverage required by the Agreement, as amended hereby, including a lender's loss payable endorsement in favor of the Bank in a form acceptable to the Bank; and

              5.3 Reimbursement to the Bank for its expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation, of this Amendment and the collateral documents.

6. RELEASE. In consideration of the accommodations by the Bank hereunder, Borrower does hereby, on behalf of itself, its agents, insurers, heirs, successors and assigns, release, acquit and forever discharge the Bank and Norwest Corporation, (and any and all of their parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of their present and former directors, officers, agents and employees) from any and all claims, demands or causes of action of any kind, nature or description whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such party for or by reason of any act, omission, matter, cause or thing whatsoever from the beginning of time to and including the date of this First Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

7.     MISCELLANEOUS.

7.1 Except as revised or amended or modified herein, all other terms and conditions of the Agreement, Revolving Note and all other loan documents attached thereto or incorporated therein remain fully enforceable and in effect and are incorporated herein and shall remain fully enforceable and in effect and survive any default herein by the Borrower.

7.2 Except as otherwise specifically provided in this Amendment, the execution of this First Amendment shall not be deemed to be a waiver of any default or Event of Default, whether or not existing on the date of this First Amendment, and the Bank expressly denies any intention to waive any such default or events of default.

7.3 The Agreement, as amended hereby, shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties

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hereto. The Borrower has no right to assign any of their rights or obligations hereunder without the prior written consent of the Bank. The Agreement, as amended hereby, and the documents referred to herein or executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party. There are no promises, inducements or terms and conditions other than as specifically set forth herein.

7.4 If any provision contained in this First Amendment or the Agreement is inconsistent with any of the documents described herein or any other document in favor of the Bank, the provision contained in this First Amendment or the Agreement shall supersede such inconsistent provision in the documents described herein or in any document in favor of the Bank.

8. ADVICE OF COUNSEL. The Borrower acknowledges that it has reviewed this Amendment in its entirety, having consulted such legal, tax or other advisors as it deems appropriate and understands and agrees to each of the provisions of this First Amendment and further acknowledge that it has entered into this First Amendment voluntarily.


IN WITNESS WHEREOF, the Bank and Borrower have executed this First Amendment as of the date and year first above written.


NORWEST BANK MINNESOTA,
   NATIONAL ASSOCIATION                         RESEARCH, INCORPORATED


By:   /s/ Brad Sullivan                         By:   /s/ Richard L. Grose
Its:  Portfolio Manager                         Its:  Treasurer


                                                By:   /s/ Claude C. Johnson
                                                Its:  President and CEO